                                [MAP OF EUROPE]


Annual Report August 31, 2001

Oppenheimer
Europe Fund




                                                   [LOGO] Oppenheimer Funds /R/

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Europe Fund seeks capital appreciation.

CONTENTS

 1  Letter to Shareholders

 2  An Interview with Your Fund's Manager

 6  Fund Performance

11  Financial Statements

32  Independent Auditors' Report

33  Federal Income Tax Information

34  Officers and Trustees

Average Annual Total Returns*

             For the 1-Year Period
             Ended 8/31/01

             Without             With
             Sales Chg.          Sales Chg.
-------------------------------------------
Class A      -39.10%              -42.60%
-------------------------------------------
Class B      -39.55               -42.57
-------------------------------------------
Class C      -39.64               -40.25
-------------------------------------------
Class Y      -38.69                   --

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

John V. Murphy
Chairman, President and Chief Executive Officer OppenheimerFunds, Inc.

Dear Shareholder,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.
     To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.
     As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.
     In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.
     At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
September 24, 2001

                           1 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[GRAPHIC]

Portfolio Management Team (l to r)
Shanquan Li (Portfolio Manager) Bill Wilby

How would you characterize Oppenheimer Europe Fund's performance during the 12-month period that ended August 31, 2001?

A. The Fund's performance suffered during the period as a result of an abrupt downturn in European stocks precipitated by the slowing U.S. economy. Stocks were hit particularly hard in growth-oriented sectors, where we had allocated a relatively large percentage of the Fund's assets at the beginning of the period in late 2000. While we are disappointed with these results, we do not find them surprising in light of the challenging investment environment that prevailed during the period. We believe that long-term European economic fundamentals remain positive with developments during the period pointing the way toward a return to stronger results.

What made this such a challenging period?

The Fund's past fiscal year was characterized by a sharp reversal of the conditions that had supported European stocks during previous years. High interest rates and rising energy prices were causing U.S. economic growth to slow considerably. Although most sectors of the European economy remained relatively insulated from the U.S. slowdown, fast-growing, technology-oriented companies were more exposed because of the United States' leading role as a consumer and producer of technology products. As a result, stock prices fell sharply among the high-growth segments of Europe's technology sector.
     Although most European companies and economies continued to resist the impact of U.S. economic weakness in early 2001, investors began to fear that a deepening U.S. slowdown would ultimately hurt European businesses as well. At the same

                           2 OPPENHEIMER EUROPE FUND

Our strategic actions raised the Fund's average market capitalization more in line with our peers and significantly boosted performance during the final months of the period.

time, the U.S. dollar rose to all-time highs against the euro, reducing the relative value of European investments. This combination of conditions drove most European stock markets to new two-year lows.

How did you manage the Fund in light of these conditions?

For roughly the past decade, growth and momentum factors, such as positive earnings revision or earnings growth, had been the best predictors of a stock's performance. As a result, when the period began, our quantitative investment models had emphasized these factors, leading us to invest a higher percentage of the Fund's portfolio in technology and other growth-oriented stocks, relative to our peers or our benchmark index. When market strength abruptly shifted away from growth-oriented stocks, it took time for our quantitative models to reflect the new trends. Steadily, however, our models adapted to emphasize value-oriented factors instead of growth-oriented factors. In the latter half of 2000, nearly one-third of the portfolio was invested in technology; however, by the end of the fiscal year approximately 11.2% was allocated to that sector. By contrast, stocks in the healthcare sector rose from under 5% of the Fund's portfolio to nearly 16%, and financial sector stocks went from roughly 10% to 25% of the portfolio.
     We also sought to improve the Fund's performance and increase the overall quality of the portfolio by shifting a greater percentage of the Fund's assets into large-cap stocks. Early in the period, we had emphasized smaller cap stocks because small companies frequently offer greater growth prospects than their large-cap counterparts. However, as European markets declined, it became more difficult to get quality company research, as European regulations frequently do not require companies to issue quarterly reports. To avoid future problems because of that factor, we decided to focus primarily on well-covered companies, such as Germany-based Bayerische Motoren Werke AG (BMW)

                           3 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Average Annual Total Returns
For the Period Ended 9/30/011

Class A              Since
           1-Year    Inception
------------------------------
           -44.91%   -18.36%
Class B              Since
            1-Year   Inception
------------------------------
           -44.94%   -18.09%
Class C              Since
            1-Year   Inception
------------------------------
           -42.65%   -17.05%
Class Y              Since
            1-Year   Inception
------------------------------
           -41.34%   -16.19%

and France-based L'Oreal SA, which are listed on leading European stock exchanges, and to reduce our investments in companies with market capitalizations under $1.2 billion. These actions raised the Fund's average market capitalization more in line with our peers.

What is your outlook for the coming months?

While the U.S. economic slowdown that marked the recent period is still in progress, falling U.S. interest rates are creating a more favorable environment for economic growth. On the monetary front, the euro will shortly be circulating throughout the European Monetary Union (EMU) and will be adopted as the corporate reporting currency. As these changes take effect and the euro gains added credibility, we expect its value to firm against the dollar, and eventually to rise. A strengthening euro would likely attract investments to European markets.
     Over the longer term, we believe that underlying economic fundamentals continue to make Europe an attractive area for investing. The formation of the EMU and the introduction of the euro have led to the creation of one of the largest single overseas markets. The establishment of this market has reduced currency risk in the region, and forced companies to become more competitive in response to falling trade barriers. In addition, industries are being deregulated and greater focus is being placed on shareholder value. Stock buybacks, once prohibited by law, are now allowed. These developments have promoted the adoption of more efficient and effective business practices in the region, while heightening awareness of company valuations. The result has been a wave of corporate restructurings similar to the movement that helped fuel the U.S. economic boom of the 1990s.

1. See Notes on page 10 for further details.

                           4 OPPENHEIMER EUROPE FUND

Regional Allocation/2/

Europe        100%

     We believe our investment approach, which combines quantitative analysis and fundamental research to identify the most attractive European investments, positions us to capitalize on these developments. Our discipline and focus make Oppenheimer Europe Fund part of The Right Way to Invest.

Top Ten Geographical Diversification Holdings/2/
------------------------------------------------------------------
Great Britain                                                27.7%
France                                                       22.9
Germany                                                      17.0
Switzerland                                                  11.2
The Netherlands                                               9.1
Spain                                                         3.8
Italy                                                         3.6
Ireland                                                       1.3
Belgium                                                       1.2
Finland                                                       1.1

Top Ten Common Stock Holdings/3/
------------------------------------------------------------------
GlaxoSmithKline plc                                           2.8%
Bayerische Motoren Werke AG (BMW)                             2.2
ENI SpA                                                       2.1
Sodexho Alliance SA                                           2.0
AstraZeneca plc                                               2.0
Koninklijke (Royal) Philips Electronics NV                    2.0
Altana AG                                                     1.9
Royal Dutch Petroleum Co.                                     1.8
Muenchener Rueckversicherungs-Gesellschaft AG                 1.7
Business Objects SA                                           1.7

2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.

                           5 OPPENHEIMER EUROPE FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended August 31, 2001, the performance of Oppenheimer Europe Fund suffered from the impact of the slowing U.S. economy on European growth stocks, which declined sharply. As the period progressed, our quantitative models adapted to this developing trend, leading us to shift a higher percentage of assets into value-oriented sectors and stocks. Accordingly, we substantially reduced the Fund's technology holdings, while increasing its investments in the healthcare and financial sectors. We also increased the portfolio's overall quality and improved performance during the final months of the period by reducing our small-cap holdings and shifting assets into better known, large-cap companies listed on major European stock exchanges. The Fund's portfolio, allocations, management and strategies are subject to change.

Comparing the Fund's performance to the market.
The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund from the inception date of March 1, 1999 until August 31, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included.

                           6 OPPENHEIMER EUROPE FUND

     The Fund's performance is compared to the performance of the Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index. The MSCI AC Europe Index is an unmanaged index of European stocks representing 21 developed and emerging European countries. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

                           7 OPPENHEIMER EUROPE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Value of Investment in Fund     MSCI All Country Europe Index

  3/1/99                     8                            10,000
 3/30/99
 4/30/99
 5/31/99                 9,368                             9,951
 6/30/99
 7/30/99
 8/31/99                10,160                            10,339
 9/30/99
10/30/99
11/30/99                10,716                            10,934
12/30/99
 1/30/00
 2/29/00                12,642                            11,820
 3/30/00
 4/30/00
 5/31/00                10,581                            11,475
 6/30/00
 7/30/00
 8/31/00                11,175                            11,367
 9/30/00
10/30/00
11/30/00                 8,332                            10,291
12/30/00
 1/30/01
 2/28/01                 8,094                            10,047
 3/30/01
 4/30/01
 5/31/01                 7,490                             9,509
 6/30/01
 7/30/01
 8/31/01                 6,806                             8,930


Average Annual Total Returns of Class A Shares of the Fund at 8/31/01/1/ 1-Year-42.60% Since Inception -14.26%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Value of Investment in Fund     MSCI All Country Europe Index

  3/1/99                10,000                            10,000
 3/30/99
 4/30/99
 5/31/99                 9,910                             9,951
 6/30/99
 7/30/99
 8/31/99                10,730                            10,339
 9/30/99
10/30/99
11/30/99                11,290                            10,934
12/30/99
 1/30/00
 2/29/00                13,291                            11,820
 3/30/00
 4/30/00
 5/31/00                11,107                            11,475
 6/30/00
 7/30/00
 8/31/00                11,706                            11,367
 9/30/00
10/30/00
11/30/00                 8,714                            10,291
12/30/00
 1/30/01
 2/28/01                 8,451                            10,047
 3/30/01
 4/30/01
 5/31/01                 7,800                             9,509
 6/30/01
 7/30/01
 8/31/01                 6,874                             8,930


Average Annual Total Returns of Class B Shares of the Fund at 8/31/01/1/ 1-Year-42.57% Since Inception -13.93%

1. See Notes on page 10 for further details.

                           8 OPPENHEIMER EUROPE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Value of Investment in Fund     MSCI All Country Europe Index

  3/1/99                10,000                            10,000
 3/30/99
 4/30/99
 5/31/99                 9,940                             9,951
 6/30/99
 7/30/99
 8/31/99                10,760                            10,339
 9/30/99
10/30/99
11/30/99                11,320                            10,934
12/30/99
 1/30/00
 2/29/00                13,342                            11,820
 3/30/00
 4/30/00
 5/31/00                11,148                            11,475
 6/30/00
 7/30/00
 8/31/00                11,757                            11,367
 9/30/00
10/30/00
11/30/00                 8,744                            10,291
12/30/00
 1/30/01
 2/28/01                 8,471                            10,047
 3/30/01
 4/30/01
 5/31/01                 7,831                             9,509
 6/30/01
 7/30/01
 8/31/01                 7,096                             8,930


Average Annual Total Returns of Class C Shares of the Fund at 8/31/01/1/ 1-Year-40.25% Since Inception -12.82%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Value of Investment in Fund     MSCI All Country Europe Index

  3/1/99                10,000                            10,000
 3/30/99
 4/30/99
 5/31/99                 9,940                             9,951
 6/30/99
 7/30/99
 8/31/99                10,780                            10,339
 9/30/99
10/30/99
11/30/99                11,380                            10,934
12/30/99
 1/30/00
 2/29/00                13,427                            11,820
 3/30/00
 4/30/00
 5/31/00                11,251                            11,475
 6/30/00
 7/30/00
 8/31/00                11,903                            11,367
 9/30/00
10/30/00
11/30/00                 8,885                            10,291
12/30/00
 1/30/01
 2/28/01                 8,643                            10,047
 3/30/01
 4/30/01
 5/31/01                 8,012                             9,509
 6/30/01
 7/30/01
 8/31/01                 7,297                             8,930


Average Annual Total Returns of Class Y Shares of the Fund at 8/31/01/2/ 1-Year-38.69% Since Inception -11.84%



The performance information in the graph for the MSCI AC Europe Index begins on 2/28/99.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                           9 OPPENHEIMER EUROPE FUND

NOTES


In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 3/1/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares were first publicly offered on 3/1/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Class C shares were first publicly offered on 3/1/99. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%.

Class C shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01, therefore no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares were first publicly offered on 3/1/99. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                          10 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS August 31, 2001


                                                                  Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
Common Stocks--97.6%
Basic Materials--1.5%
Chemicals--1.5%
Aventis SA                                             2,600          $190,128
Bayer AG                                                 100             3,211
                                                                       -------
                                                                       193,339

Capital Goods--7.1%
Aerospace/Defense--1.1%
European Aeronautic Defense & Space Co.                8,500           145,317
Electrical Equipment--2.2%
ABB Ltd./1/                                           12,100           125,415
Siemens AG                                             3,300           168,052
                                                                       -------
                                                                       293,467

Industrial Services--2.4%
Bouygues SA                                            4,200           141,890
Hays plc                                              73,600           172,946
                                                                       -------
                                                                       314,836

Manufacturing--1.4%
Shire Pharmaceuticals Group plc/1/                    12,500           181,494
Communication Services--6.3%
Telecommunications-Long Distance--2.3%
British Telecommunications plc                        26,400           161,597
France Telecom SA                                      4,600           147,673
                                                                       -------
                                                                       309,270

Telephone Utilities--1.4%
Telefonica SA/1/                                      15,500           179,945
Telecommunications-Wireless--2.6%
Nokia Oyj                                              9,500           148,691
Telecom Italia Mobile SpA                             36,700           189,361
                                                                       -------
                                                                       338,052

Consumer Cyclicals--8.4%
Autos & Housing--3.6%
Bayerische Motoren Werke AG (BMW)                      9,200           295,430
CRH plc                                                  100             1,670
DaimlerChrysler AG                                     4,000           174,231
                                                                       -------
                                                                       471,331

                          11 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS Continued

                                                                  Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
Consumer Services--1.3%
Cell Network AB/1/                                    20,060        $    3,647
Vivendi Universal SA                                   3,000           164,057
                                                                    ----------
                                                                       167,704

Media--1.2%
EMAP plc                                              15,600           162,468
Retail: General--1.0%
Pinault-Printemps-Redoute SA                           1,000           134,625
Retail: Specialty--1.3%
Karstadt Quelle AG                                     5,000           170,325

Consumer Staples--10.7%
Beverages--1.4%
Cadbury Schweppes plc                                 28,100           190,752
Broadcasting--1.2%
M6 Metropole Television                                6,300           157,380
Food--5.2%
Koninklijke Numico NV                                  6,262           206,773
Nestle SA                                              1,000           210,892
Sodexho Alliance SA                                    5,583           268,795
                                                                    ----------
                                                                       686,460

Food & Drug Retailers--1.5%
Carrefour SA                                           3,800           202,110
Household Goods--1.4%
L'Oreal SA                                             2,740           185,681

Energy--9.4%
Oil: International--9.4%
BP plc                                                25,200           213,650
ENI SpA                                               21,000           278,515
Premier Oil plc/1/                                   501,200           172,660
Royal Dutch Petroleum Co.                              4,100           232,517
Shell Transport & Trading Co. plc                     23,800           196,084
TotalFinaElf SA, B Shares                              1,000           147,797
                                                                    ----------
                                                                     1,241,223

Financial--25.0%
Banks--12.5%
ABN Amro Holding NV                                    7,400           136,191
Banco Bilbao Vizcaya Argentaria SA                    13,300           171,560
Banco Santander Central Hispano SA                    16,300           148,513
Barclays plc                                           5,500           166,735
Credit Lyonnais SA                                     4,700           184,399

                          12 OPPENHEIMER EUROPE FUND

                                                                  Market Value
                                                     Shares         See Note 1
------------------------------------------------------------------------------
Banks Continued
Credit Suisse Group/1/                                 3,200        $  136,025
Deutsche Bank AG                                       2,600           179,264
HSBC Holdings plc                                     15,600           181,475
Lloyds TSB Group plc                                  13,600           140,159
UBS AG                                                 4,200           204,829
                                                                     ---------
                                                                     1,649,150

Insurance--12.5%
Aegon NV                                               6,200           186,929
Allianz AG                                               700           196,042
Axa SA                                                 6,400           174,704
CGU plc                                               12,300           181,801
Muenchener Rueckversicherungs-Gesellschaft AG            800           229,353
Prudential plc                                        13,300           167,644
Skandia Forsakrings AB                                19,800           138,324
Swiss Re                                               2,000           198,910
Zurich Financial Services AG                             600           169,493
                                                                     ---------
                                                                     1,643,200

Healthcare--15.3%
Healthcare/Drugs--12.9%
Altana AG                                              5,000           245,268
AstraZeneca plc                                        5,500           265,420
Bioglan Pharma plc                                    23,400            73,495
Celltech Chiroscience plc1                             9,300           131,119
Elan Corp. plc, ADR1                                   3,300           171,435
GlaxoSmithKline plc                                   14,031           372,034
Novartis AG                                            5,700           207,804
Sanofi-Synthelabo SA                                     500            32,725
Serono SA, Cl. B                                         220           201,929
                                                                     ---------
                                                                     1,701,229

Healthcare/Supplies & Services--2.4%
Nycomed Amersham plc                                  17,300           152,444
Qiagen NV1                                             8,100           168,480
                                                                     ---------
                                                                       320,924

Technology--11.2%
Computer Services--0.8%
Debitel AG                                             2,500            44,784
Unilog SA                                                900            62,094
                                                                     ---------
                                                                       106,878

                          13 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS Continued

                                                                 Market Value
                                                      Shares       See Note 1
-----------------------------------------------------------------------------
Computer Software--4.1%
Business Objects SA/1/                                 8,950       $  221,141
Logica plc                                             6,800           68,847
Sage Group plc (The)                                  36,400          109,820
SAP AG                                                 1,000          135,424
                                                                   ----------
                                                                      535,232

Communications Equipment--1.1%
Vodafone Group plc                                    70,000          139,611
Electronics--5.2%
Koninklijke (Royal) Philips Electronics NV             9,700          261,525
Sagem SA                                               1,500           69,697
STMicroelectronics NV                                  6,000          182,588
Thomson Multimedia SA/1/                               6,000          170,107
                                                                   ----------
                                                                      683,917

Utilities--2.7%
Electric Utilities--2.7%
Electrabel SA                                            700          157,825
Veba AG                                                3,600          196,378
                                                                      354,203
                                                                   ----------
Total Common Stocks (Cost $13,734,704)                             12,860,123

Preferred Stocks--1.3%
Fresenius Medical Care AG, Preferred (Cost $161,473)   3,200          177,785

                                                       Units
Rights, Warrants and Certificates--0.0%
Banca Bipielle Network SpA Wts./1/ (Cost $0)           1,200                --
Total Investments, at Value (Cost $13,896,177)          98.9%       13,037,908
Other Assets Net of Liabilities                          1.1           144,283
                                                       -----------------------
Net Assets                                             100.0%      $13,182,191
                                                       =======================

                          14 OPPENHEIMER EUROPE FUND

Footnotes to Statement of Investments

1. Non-income-producing security
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                      Market Value            Percent
-------------------------------------------------------------------------------
Great Britain                                    $ 3,602,255              27.7%
France                                             2,982,907              22.9
Germany                                            2,215,547              17.0
Switzerland                                        1,455,296              11.2
The Netherlands                                    1,192,415               9.1
Spain                                                500,019               3.8
Italy                                                467,877               3.6
Ireland                                              173,105               1.3
Belgium                                              157,825               1.2
Finland                                              148,691               1.1
Sweden                                               141,971               1.1
                                                 ------------------------------
Total                                            $13,037,908             100.0%
                                                 ==============================

See accompanying Notes to Financial Statements.


                          15 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2001

------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $13,896,177) - see accompanying statement         $ 13,037,908
Unrealized appreciation on foreign currency contracts                                1,197
Receivables and other assets:
Investments sold                                                                   498,659
Interest and dividends                                                              44,742
Shares of beneficial interest sold                                                  18,380
Other                                                                                3,130
                                                                               -----------
Total assets                                                                    13,604,016

Liabilities
Bank overdraft                                                                     302,996
Payables and other liabilities:
Investments purchased                                                               66,890
Shares of beneficial interest redeemed                                              17,982
Shareholder reports                                                                  7,530
Distribution and service plan fees                                                   5,773
Transfer and shareholder servicing agent fees                                        2,582
Trustees' compensation                                                               1,941
Other                                                                               16,131
                                                                               -----------
Total liabilities                                                                  421,825

Net Assets                                                                    $ 13,182,191
                                                                              ============

Composition of Net Assets
Paid-in capital                                                               $ 21,091,138
Undistributed (overdistributed) net investment loss                                 (1,805)
Accumulated net realized gain (loss) on investments and foreign                 (7,049,496)
currency transactions
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
currencies                                                                        (857,646)
                                                                              ------------
Net Assets                                                                    $ 13,182,191
                                                                              ============

                          16 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

-------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$6,629,790 and 964,393 shares of beneficial interest outstanding)                        $   6.87
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                              $   7.29

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,128,926
and 760,449 shares of beneficial interest outstanding)                                   $   6.74

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,421,876
and 210,274 shares of beneficial interest outstanding)                                   $   6.76

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $836
and 122 shares of beneficial interest outstanding)                                       $   6.85

Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $763 and 110 shares of beneficial interest outstanding)                    $   6.94

See accompanying Notes to Financial Statements.

                          17 OPPENHEIMER EUROPE FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2001

-------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $28,689)                  $   257,333
Interest                                                                      48,962
                                                                         -----------
Total income                                                                 306,295

Expenses
Management fees                                                              133,645
Distribution and service plan fees:
Class A                                                                       18,981
Class B                                                                       58,276
Class C                                                                       18,213
Transfer and shareholder servicing agent fees:
Class A                                                                       29,009
Class B                                                                       19,595
Class C                                                                        6,368
Class N                                                                            2
Class Y                                                                            1
Shareholder reports                                                           32,769
Legal, auditing and other professional fees                                   31,802
Custodian fees and expenses                                                   10,906
Trustees' compensation                                                         2,422
Other                                                                         11,509
                                                                         -----------
Total expenses                                                               373,498
Less reduction to custodian expenses                                            (818)
                                                                         -----------
Net expenses                                                                 372,680

Net Investment Loss                                                          (66,385)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                               (5,406,046)
Foreign currency transactions                                             (1,269,935)
                                                                         -----------
Net realized gain (loss)                                                  (6,675,981)

Net change in unrealized appreciation (depreciation) on:
Investments                                                               (2,566,014)
Translation of assets and liabilities denominated in foreign
currencies                                                                 1,315,171
                                                                         -----------
Net change                                                                (1,250,843)
                                                                         -----------
Net realized and unrealized gain (loss)                                   (7,926,824)

Net Decrease in Net Assets Resulting from Operations                     $(7,993,209)
                                                                         ===========

See accompanying Notes to Financial Statements.


                          18 OPPENHEIMER EUROPE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,                                                                  2001                 2000
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                    $   (66,385)         $  (133,073)
Net realized gain (loss)                                                         (6,675,981)            (145,308)
Net change in unrealized appreciation (depreciation)                             (1,250,843)             284,737
                                                                                ---------------------------------
Net increase (decrease) in net assets resulting from                             (7,993,209)               6,356
operations

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                                  --               (8,674)
Class B                                                                                  --                   --
Class C                                                                                  --                   --
Class N                                                                                  --                   --
Class Y                                                                                  --                   (2)
Distributions from net realized gain:
Class A                                                                                  --             (211,896)
Class B                                                                                  --              (79,596)
Class C                                                                                  --               (6,956)
Class N                                                                                  --                   --
Class Y                                                                                  --                  (46)
Distributions in excess of net realized gain:
Class A                                                                                  --              (53,404)
Class B                                                                                  --              (20,063)
Class C                                                                                  --               (1,753)
Class N                                                                                  --                   --
Class Y                                                                                  --                   (8)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                            (827,962)           7,717,305
Class B                                                                           1,458,939            5,971,636
Class C                                                                             634,311            1,263,514
Class N                                                                               1,000                   --
Class Y                                                                                  64                   --

Net Assets
Total increase (decrease)                                                        (6,726,857)          14,576,413
Beginning of period                                                              19,909,048            5,332,635
                                                                                ---------------------------------
End of period [including undistributed (overdistributed) net investment
loss of $(1,805) and $(2), respectively]                                        $13,182,191          $19,909,048
                                                                                =================================

See accompanying Notes to Financial Statements.


                          19 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,                               2001           2000         19991
----------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                     $ 11.28        $ 10.78        $10.00
Income (loss) from investment operations:
Net investment income (loss)                                  --           (.06)          .02
Net realized and unrealized gain (loss)                    (4.41)          1.12           .76
                                                         -------------------------------------
Total income (loss) from investment operations             (4.41)          1.06           .78
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --           (.02)           --
Distributions from net realized gain                          --           (.43)           --
Distributions in excess of net realized gain                  --           (.11)           --
                                                         -------------------------------------
Total dividends and/or distributions to                       --           (.56)           --
shareholders
Net asset value, end of period                           $  6.87        $ 11.28        $10.78
                                                         =====================================

Total Return, at Net Asset Value/2/                       (39.10)%         9.99%         7.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $ 6,630        $11,809        $4,347
Average net assets (in thousands)                        $ 9,051        $ 8,366        $3,473
Ratios to average net assets:/3/
Net investment income (loss)                               (0.06)%        (0.73)%        0.54%
Expenses                                                    1.87%          1.94%         1.61%
Expenses, net of reduction to custodian expenses             N/A           1.92%          N/A
Portfolio turnover rate                                      285%           210%           83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                          20 OPPENHEIMER EUROPE FUND


Class B Year Ended August 31,                               2001          2000         19991
---------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                     $ 11.15        $10.73        $10.00
Income (loss) from investment operations:
Net investment loss                                         (.06)         (.08)         (.03)
Net realized and unrealized gain (loss)                    (4.35)         1.04           .76
                                                         ------------------------------------
Total income (loss) from investment operations             (4.41)          .96           .73
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --            --            --
Distributions from net realized gain                          --          (.43)           --
Distributions in excess of net realized gain                  --          (.11)           --
                                                         ------------------------------------
Total dividends and/or distributions to                       --          (.54)           --
shareholders
Net asset value, end of period                           $  6.74        $11.15        $10.73
                                                         ====================================

Total Return, at Net Asset Value/2/                       (39.55)%        9.09%         7.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $ 5,129        $6,685        $  851
Average net assets (in thousands)                        $ 5,829        $3,954        $  401
Ratios to average net assets:/3/
Net investment loss                                        (0.85)%       (1.56)%       (0.87)%
Expenses                                                    2.68%         2.77%         2.60%
Expenses, net of reduction to custodian expenses             N/A          2.75%          N/A
Portfolio turnover rate                                      285%          210%           83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



                          21 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS Continued


Class C Year Ended August 31,                               2001          2000          1999/1/
===============================================================================================
Per Share Operating Data

Net asset value, beginning of period                      $11.20        $10.76        $10.00
Income (loss) from investment operations:
Net investment loss                                         (.04)         (.08)         (.02)
Net realized and unrealized gain (loss)                    (4.40)         1.06           .78
                                                          -------------------------------------
Total income (loss) from investment operations             (4.44)          .98           .76
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --            --            --
Distributions from net realized gain                          --          (.43)           --
Distributions in excess of net realized gain                  --          (.11)           --
                                                          -------------------------------------
Total dividends and/or distributions to
  shareholders                                                --          (.54)           --
Net asset value, end of period                             $6.76        $11.20        $10.76
                                                          =====================================

===============================================================================================
Total Return, at Net Asset Value/2/                       (39.64)%        9.26%         7.60%
===============================================================================================

Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $1,422        $1,413          $133
Average net assets (in thousands)                         $1,823        $  811          $ 52
Ratios to average net assets:/3/
Net investment loss                                        (0.61)%       (1.56)%       (0.82)%
Expenses                                                    2.69%         2.77%         2.57%
Expenses, net of reduction to custodian expenses             N/A          2.75%          N/A
Portfolio turnover rate                                      285%          210%           83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                          22 OPPENHEIMER EUROPE FUND

Class N Period Ended August 31,                                     2001/1/
===============================================================================
Per Share Operating Data
Net asset value, beginning of period                                    $ 8.21
Income (loss) from investment operations:
Net investment income                                                      .01
Net realized and unrealized gain (loss)                                  (1.37)
                                                                        -------
Total income (loss) from investment operations                           (1.36)
Dividends and/or distributions to shareholders:
Dividends from net investment income                                        --
Distributions from net realized gain                                        --
Distributions in excess of net realized gain                                --
                                                                        -------
Total dividends and/or distributions to shareholders                        --
Net asset value, end of period                                          $ 6.85
                                                                        =======

===============================================================================
Total Return, at Net Asset Value/2/                                     (16.57)%

===============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $1
Average net assets (in thousands)                                           $1
Ratios to average net assets:/3/
Net investment income                                                     0.20%
Expenses                                                                  1.74%
Expenses, net of reduction to custodian expenses                           N/A
Portfolio turnover rate                                                    285%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                          23 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS Continued


Class Y Year Ended August 31,                                 2001          2000            1999/1/
===================================================================================================
Per Share Operating Data

Net asset value, beginning of period                        $ 11.32        $ 10.78        $ 10.00
Income (loss) from investment operations:
Net investment income (loss)                                    .03           (.05)           .04
Net realized and unrealized gain (loss)                       (4.41)          1.15            .74
                                                            ---------------------------------------
Total income (loss) from investment operations                (4.38)          1.10            .78
Dividends and/or distributions to shareholders:
Dividends from net investment income                             --           (.02)            --
Distributions from net realized gain                             --           (.43)            --
Distributions in excess of net realized gain                     --           (.11)            --
                                                            ---------------------------------------
Total dividends and/or distributions to                          --           (.56)            --
shareholders
Net asset value, end of period                              $  6.94        $ 11.32        $ 10.78
                                                            =======================================

===================================================================================================
Total Return, at Net Asset Value/2/                          (38.69)%        10.41%          7.80%

===================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $1             $1             $1
Average net assets (in thousands)                                $1             $1             $1
Ratios to average net assets:/3/
Net investment income (loss)                                   0.37%         (0.30)%         0.65%
Expenses                                                       1.44%          1.51%          1.52%
Expenses, net of reduction to custodian expenses                N/A           1.49%           N/A
Portfolio turnover rate                                         285%           210%           83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                          24 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Europe Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                          25 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes.The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring
--------------------------
2009              $385,788

As of August 31, 2001, the Fund had approximately $6,654,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2001, the Fund's projected benefit obligations were increased by $1,803, resulting in an accumulated liability of $1,803 as of August 31, 2001.
  The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                          26 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $78,952, a decrease in undistributed net investment loss of $64,582, and a decrease in accumulated net realized loss on investments of $14,370. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                          27 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                       Year Ended August 31, 2001/1/           Year Ended August 31, 2000
                                       Shares              Amount              Shares              Amount
-----------------------------------------------------------------------------------------------------------
Class A
Sold                                8,206,271         $67,025,636           1,305,642         $15,150,672
Dividends and/or
distributions reinvested                   --                  --              13,787             150,971
Redeemed                           (8,289,125)        (67,853,598)           (675,447)         (7,584,338)
                                   ------------------------------------------------------------------------
Net increase (decrease)               (82,854)        $  (827,962)            643,982         $ 7,717,305
                                   ========================================================================

-----------------------------------------------------------------------------------------------------------
Class B
Sold                                  404,139         $ 3,390,595             609,291         $ 7,023,625
Dividends and/or
distributions reinvested                   --                  --               8,944              97,403
Redeemed                             (243,241)         (1,931,656)            (98,063)         (1,149,392)
                                   ------------------------------------------------------------------------
Net increase (decrease)               160,898         $ 1,458,939             520,172         $ 5,971,636
                                   ========================================================================

-----------------------------------------------------------------------------------------------------------
Class C
Sold                                2,827,363         $23,336,549             589,533         $ 6,506,073
Dividends and/or
distributions reinvested                   --                  --                 792               8,654
Redeemed                           (2,743,323)        (22,702,238)           (476,470)         (5,251,213)
                                   ------------------------------------------------------------------------
Net increase (decrease)                84,040         $   634,311             113,855         $ 1,263,514
                                   ========================================================================

-----------------------------------------------------------------------------------------------------------
Class N
Sold                                      122         $     1,000                  --         $        --
Dividends and/or
distributions reinvested                   --                  --                  --                  --
Redeemed                                   --                  --                  --                  --
                                   ------------------------------------------------------------------------
Net increase (decrease)                   122         $     1,000                  --         $        --
                                   ========================================================================

-----------------------------------------------------------------------------------------------------------
Class Y
Sold                                       10         $        64                  --         $        --
Dividends and/or
distributions reinvested                   --                  --                  --                  --
Redeemed                                   --                  --                  --                  --
                                   ------------------------------------------------------------------------
Net increase (decrease)                    10         $        64                  --         $        --
                                   ========================================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

                          28 OPPENHEIMER EUROPE FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $46,201,741 and $45,375,319, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $13,896,177 was:

Gross unrealized appreciation                 $    302,464
Gross unrealized depreciation                   (1,160,733)
                                              ------------
Net unrealized appreciation (depreciation)    $   (858,269)
                                              ============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets over $2 billion. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 0.80%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            Aggregate         Class A   Commissions      Commissions      Commissions      Commissions
                            Front-End       Front-End    on Class A       on Class B       on Class C       on Class N
                        Sales Charges   Sales Charges        Shares           Shares           Shares           Shares
                           on Class A     Retained by   Advanced by      Advanced by      Advanced by      Advanced by
Year Ended                     Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/   Distributor/1/
-------------------------------------------------------------------------------------------------------------------------
August 31, 2001               $58,326         $21,747        $2,477          $67,090          $23,052              $--


1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
                                    Class A                   Class B                   Class C                   Class N
                        Contingent Deferred       Contingent Deferred      Contingent  Deferred       Contingent Deferred
                              Sales Charges             Sales Charges             Sales Charges             Sales Charges
Year Ended          Retained by Distributor   Retained by Distributor   Retained by Distributor   Retained by Distributor
-------------------------------------------------------------------------------------------------------------------------
August 31, 2001                         $--                   $18,231                    $1,873                       $--

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                          29 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $18,981, all of which were paid by the Distributor to recipients, and included $2,450 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                         Distributor's
                                                         Distributor's       Aggregate
                                                             Aggregate    Unreimbursed
                                                          Unreimbursed   Expenses as %
                      Total Payments   Amount Retained        Expenses   of Net Assets
                          Under Plan    by Distributor      Under Plan        of Class
---------------------------------------------------------------------------------------
Class B Plan                 $58,276           $49,600        $143,578            2.80%
Class C Plan                  18,213             9,479          20,375            1.43
Class N Plan                      --                --              --              --

                          30 OPPENHEIMER EUROPE FUND

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of August 31, 2001, the Fund had outstanding foreign currency contracts as follows:

                                                         Contract   Valuation as of     Unrealized
Contract Description             Expiration Dates   Amount (000s)   August 31, 2001   Appreciation
--------------------------------------------------------------------------------------------------
Contracts to Sell
British Pound Sterling (GBP)               9/3/01          GBP101          $146,396         $   45
Euro (EUR)                                 9/4/01          EUR143           129,498          1,152
                                                                                         ---------
Total Unrealized Appreciation                                                               $1,197
                                                                                         =========

==================================================================================================

6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the period ended or at August 31, 2001.

                          31 OPPENHEIMER EUROPE FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Europe Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Europe Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from March 1, 1999 (inception of offering) to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Europe Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from March 1, 1999 (inception of offering) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
September 24, 2001

                          32 OPPENHEIMER EUROPE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                          33 OPPENHEIMER EUROPE FUND

OPPENHEIMER EUROPE FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Shanquan Li, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         6803 S. Tucson Way, Englewood, CO 80112-3924

(C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                          34 OPPENHEIMER EUROPE FUND

OPPENHEIMERFUNDS FAMILY

Global Equity         Developing Markets Fund                        Global Fund
                      International Small Company Fund               Quest Global Value Fund
                      Europe Fund                                    Global Growth & Income Fund
                      International Growth Fund
--------------------------------------------------------------------------------------------------------
Equity                Stock                                          Stock & Bond
                      Emerging Technologies Fund                     Quest Opportunity Value Fund
                      Emerging Growth Fund                           Total Return Fund
                      Enterprise Fund                                Quest Balanced Value Fund
                      Discovery Fund                                 Capital Income Fund
                      Main Street(R)Small Cap Fund                   Multiple Strategies Fund
                      Small Cap Value Fund/1/                        Disciplined Allocation Fund
                      MidCap Fund                                    Convertible Securities Fund
                      Main Street(R)Opportunity Fund                 Specialty
                      Growth Fund                                    Real Asset Fund(R)
                      Capital Appreciation Fund                      Gold & Special Minerals Fund
                      Main Street(R) Growth & Income Fund
                      Large Cap Growth Fund
                      Value Fund/2/
                      Quest Capital Value Fund
                      Quest Value Fund
                      Trinity Growth Fund
                      Trinity Core Fund
                      Trinity Value Fund
---------------------------------------------------------------------------------------------------------
Income                Taxable                                        Municipal
                      International Bond Fund                        California Municipal Fund/4/
                      High Yield Fund                                Florida Municipal Fund/4/
                      Champion Income Fund                           New Jersey Municipal Fund/4/
                      Strategic Income Fund                          New York Municipal Fund/4/
                      Bond Fund                                      Pennsylvania Municipal Fund/4/
                      Senior Floating Rate Fund                      Municipal Bond Fund
                      U.S. Government Trust                          Intermediate Municipal Fund
                      Limited-Term Government Fund
                      Capital Preservation Fund/3/
                      Rochester Division
                      Rochester Fund Municipals
                      Limited Term New York Municipal Fund
---------------------------------------------------------------------------------------------------------
Select Managers       Stock                                          Stock & Bond
                      Mercury Advisors Focus Growth Fund             QM Active Balanced Fund/3/
                      Gartmore Millennium Growth Fund II/5/
                      Jennison Growth Fund
                      Salomon Brothers Capital Fund
                      Mercury Advisors S&P 500(R) Index Fund/3/
---------------------------------------------------------------------------------------------------------
Money Market/6/       Money Market Fund                              Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                          35 OPPENHEIMER EUROPE FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Ticker Symbols Class A: OEFAX Class B: OEFBX Class C: OEFCX Class N: OEFNX
               Class Y: OEFYX

--------------------------------------------------------------------------------
1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                        [LOGO] Oppenheimer Funds

RA0261.001.0801 October 30, 2001